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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) HIGH YIELD
               OPPORTUNITIES FUND
               SEMIANNUAL REPORT o JULY 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 24
Notes to Financial Statements ............................................. 31
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames


Dear Shareholders,

Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-August, equity indices around the world have shown double-digit declines since December, and bond performance has been decidedly mixed year to date.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at an annualized rate of 5% in the first quarter of 2002 and at just over 1% in the second quarter. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam. As of late summer, we also have some concern that consumer spending could falter and hold back a recovery.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended July 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.3%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 15, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended July 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.08%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of -5.13%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.98%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John F. Addeo]
     John F. Addeo

For the six months ended July 31, 2002, Class A shares of the fund provided a total return of -4.12%, Class B shares -4.28%, Class C shares -4.43%, and Class I shares -3.94%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -9.63% return for the fund's benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index). The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1", a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index. During the same period, the average high-current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -8.53%.

Q.  HOW WOULD YOU DESCRIBE THE PAST SIX MONTHS IN THE HIGH-YIELD MARKET?

A. In a word, volatile. Despite signs of an economic recovery, the high-yield market weakened over the period. In fact, June 2002 was the worst month ever for the high-yield market. Performance was pulled down by a slow economic recovery, disappointing corporate earnings, and a general lack of investor confidence in corporate accounting practices.

    The annualized default rate for high-yield bonds hovered around 10% -- near historic highs -- during the period, according to Moody's Investors Service, a nationally-recognized rating service. In addition, the number of corporate bonds downgraded from investment grade to high-yield status was unprecedented, close to $100 billion during the first half of the year. The downgrading and subsequent bankruptcy of WorldCom dragged down the entire high yield market.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE LEHMAN INDEX AND LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. Relative to the Index, the fund was underweighted in the telecommunications industry -- the worst-performing sector so far in 2002. As a result, our wireless holdings were significantly reduced. We were also underweighted in technology and utilities, sectors that performed poorly during the period.

Q.  WHAT CAN YOU TELL US ABOUT THE FUND'S INVESTMENTS IN EMERGING MARKETS?

A. Throughout the period, we selectively reduced our emerging market debt positions in favor of high-yield bonds. These assets were redeployed into the high-yield market because we saw better value there.

    In general, emerging market bonds were poor performers over the period as concerns about political instability in Brazil negatively affected the entire market. Brazil may continue to draw returns down for the next few months. On the positive side, bonds issued by Russia, Mexico, and Korea held up relatively well throughout the period. These countries have continued to show improving fiscal discipline and a willingness to institute reforms.

    We continued to favor bonds offered by Germany and Canada due to their more stable economies. These holdings gave the fund an added boost due to currency appreciation relative to the U.S. dollar.

Q.  WHICH HOLDINGS WERE A DRAG ON PERFORMANCE?

A. The fund had a sizable investment in the cable industry due to the steady cash flows these companies receive from customer subscription payments. However, the cable industry in general suffered when Adelphia, a large cable provider, filed for bankruptcy. Adelphia's performance was a major disappointment to us, but fortunately we held a below-average stake relative to our benchmark even before the company's problems surfaced.

Q.  HOW WOULD YOU CHARACTERIZE YOUR STRATEGY?

A. I would describe it as defensive. The fund's stake in more defensive sectors, which included gaming and energy, has helped performance. We believe that our investments have been good, steady performers that have added a degree of portfolio stability in the midst of a volatile period.

    We have been buying economically sensitive issues, especially better-quality "BB"-rated names that we feel might benefit from an improving economy. In our view, general industrial companies, which experienced the recession earlier, took the right steps to survive a period of slow economic growth. These firms have already cut costs substantially, trimmed inventory levels, and worked to improve their operating models.

    Television and radio broadcasters also attracted our interest, making media our largest sector at the end of the period. Broadcasters had been particularly poor performers in 2001; however, we expect their advertising profits to rise in an improving economy. Although profits were not dramatically higher now, they have begun trending up.

Q.  WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

A. We expect volatility to continue. High-yield issues have tended to perform similarly to stocks and typically have been affected by the same factors. However, we remain optimistic about the prospects for high-yield bonds. In comparison to stocks, the yields available on these securities, we believe, more than compensate investors for the level of risk taken. At the end of the period, high yield bonds represented good value to us. Even though performance for this portion of the bond market may remain choppy, we feel that good coupon rates may help investors wait out this turbulent period.

    Historically, a stronger economy has set the stage for better performance in the high-yield market. However, we think the credit environment will likely remain challenging if the recovery continues to be gradual and spotty. That's why we will continue to be very selective in the securities we purchase and maintain our focus on higher-quality credits in economically sensitive sectors.

/s/ John F. Addeo

    John F. Addeo
    Portfolio Manager

Note to Shareholders: Effective December 31, 2001, John F. Addeo became the sole manager of the fund.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
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   JOHN F. ADDEO, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND CLOSED-END FUNDS.

   JOHN JOINED MFS AS A RESEARCH ANALYST IN 1998. HE BECAME VICE PRESIDENT IN 1999, ASSOCIATE PORTFOLIO MANAGER IN 2000, AND PORTFOLIO MANAGER IN 2001. PREVIOUSLY, HE WAS A QUANTITATIVE ANALYST AND A VICE PRESIDENT IN THE HIGH-YIELD GROUPS OF SEVERAL MAJOR INVESTMENT COMPANIES.

   HE RECEIVED A BACHELOR OF SCIENCE DEGREE FROM SIENA COLLEGE IN 1984. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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  FUND FACTS
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  OBJECTIVE:                     SEEKS HIGH CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         JULY 1, 1998

  CLASS INCEPTION:               CLASS A  JULY 1, 1998
                                 CLASS B  JULY 1, 1998
                                 CLASS C  JULY 1, 1998
                                 CLASS I  JULY 1, 1998

  SIZE:                          $125.0 MILLION NET ASSETS AS OF JULY 31, 2002
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JULY 31, 2002

CLASS A
                                                     6 Months        1 Year       3 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -4.12%        -0.64%        +4.90%        +2.07%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                            --         -0.64%        +1.61%        +0.50%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                            --         -5.36%        -0.03%        -0.69%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                     6 Months        1 Year       3 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -4.28%        -1.14%        +3.02%        -0.36%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                            --         -1.14%        +1.00%        -0.09%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                            --         -4.72%        +0.26%        -0.57%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                     6 Months        1 Year       3 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -4.43%        -1.15%        +2.90%        -0.67%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                            --         -1.15%        +0.96%        -0.16%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                            --         -2.04%        +0.96%        -0.16%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                     6 Months        1 Year       3 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)              -3.94%        -0.71%        +5.49%        +3.58%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)             --         -0.71%        +1.80%        +0.87%
-------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, July 1, 1998, through
  July 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 2002

     [Graphic Omitted]

High Yield Corporates                 75.9%
Emerging Markets                      12.1%
Cash                                   5.3%
Asset Backed                           3.3%
High Grade Corporates                  2.9%
Domestic Equity                        0.5%


The portfolio is actively managed, and current holdings may be different.

Portfolio structure percentages reflect sensitivity to asset class price changes. Negative exposures have been offset against the expected settlement position.

PORTFOLIO OF INVESTMENTS (Unaudited) -- July 31, 2002

Bonds - 90.6%
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                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 74.1%
  Advertising & Broadcasting - 7.1%
    Acme Television LLC, 10.875s, 2004                              $       760           $    745,750
    Benedek Communications Corp., 13.25s, 2006**                            190                191,188
    CD Radio, Inc., 14.5s, 2009                                             250                 61,250
    Chancellor Media Corp., 8.125s, 2007                                    940                902,400
    Cox Radio, Inc., 6.625s, 2006                                           350                354,860
    Echostar Broadband Corp., 10.375s, 2007                                 740                704,850
    Echostar DBS Corp., 9.375s, 2009                                        670                626,450
    Emmis Communications Corp., 12.5s, 2011                               1,208                821,440
    Entercom Radio LLC, 7.625s, 2014                                         95                 94,050
    Granite Broadcasting Corp., 10.375s, 2005                               251                218,370
    LIN Holdings Corp., 0s to 2003, 10s to 2008                             775                720,750
    LIN Television Corp., 8s, 2008##                                        175                174,125
    Pan Am Corp., 8.5s, 2012##                                              245                224,175
    Paxson Communications Corp., 10.75s, 2008##                             160                142,600
    Paxson Communications Corp., 10.25s, 2009                               870                448,050
    Radio One, Inc., 8.875s, 2011##                                         600                603,000
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                        850                830,875
    XM Satellite Radio, Inc., 14s, 2010                                     300                102,000
    Young Broadcasting, Inc., 8.5s, 2008##                                  925                920,375
                                                                                          ------------
                                                                                          $  8,886,558
------------------------------------------------------------------------------------------------------
  Aerospace - 0.8%
    Argo-Tech Corp., 8.625s, 2007                                   $       145           $    127,600
    K & F Industries, Inc., 9.25s, 2007                                     375                390,000
    Transdigm, Inc., 10.375s, 2008##                                        500                512,500
                                                                                          ------------
                                                                                          $  1,030,100
------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.4%
    Westpoint Stevens, Inc., 7.875s, 2005                           $       320           $    172,800
    Westpoint Stevens, Inc., 7.875s, 2008                                   730                365,000
                                                                                          ------------
                                                                                          $    537,800
------------------------------------------------------------------------------------------------------
  Automotive - 4.4%
    Actuant Finance Corp., 13s, 2009                                $       367           $    418,380
    American Axle & Manufacturing, Inc., 9.75s, 2009                        535                569,775
    Arvinmeritor, Inc., 8.75s, 2012                                         250                269,015
    Collins & Aikman Products Co., 11.5s, 2006##                            375                335,625
    Collins & Aikman Products Co., 10.75s, 2011##                           870                859,125
    Dana Corp., 10.125s, 2010##                                             115                115,000
    Dana Corp., 9s, 2011                                                    280                268,800
    Delco Remy International, Inc., 11s, 2009                               430                288,100
    Dura Operating Corp., 9s, 2009                                          335                319,087
    Dura Operating Corp., 8.625s, 2012                                      210                210,525
    Hayes Lemmerz International, Inc., 11.875s, 2006##**                    405                303,750
    Metaldyne Corp., 11s, 2012##                                            275                258,500
    Navistar International Corp., 9.375s, 2006##                            500                505,000
    Oxford Automotive, Inc., 10.125s, 2007**                                 35                  7,000
    Trimas Corp., 9.875s, 2012##                                            220                222,200
    Venture Holdings Trust, 11s, 2007                                       750                450,000
    Venture Holdings Trust, 12s, 2009                                       395                150,100
                                                                                          ------------
                                                                                          $  5,549,982
------------------------------------------------------------------------------------------------------
  Basic Industry - 1.4%
    Anthracite CDO I Ltd., 6s, 2037##                               $     1,500           $  1,030,781
    Day International Group, Inc., 11.125s, 2005                             42                 41,790
    Foamex Capital Corp., 10.75s, 2009##                                    235                239,113
    International Wire Group, Inc., 11.75s, 2005                            455                395,850
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008**                  120                    600
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**                  100                 25,500
                                                                                          ------------
                                                                                          $  1,733,634
------------------------------------------------------------------------------------------------------
  Building - 2.2%
    American Standard, Inc., 7.375s, 2008                           $       465           $    471,975
    Atrium Cos, Inc., 10.5s, 2009                                           395                393,519
    Building Materials Corp. of America, 7.75s, 2005                        635                527,050
    Collins & Aikman Co., 9.75s, 2010                                       165                166,856
    Formica Corp., 10.875s, 2009**                                          130                 33,800
    Interface, Inc., 10.375s, 2010##                                        300                305,250
    MMI Products, Inc., 11.25s, 2007##                                      405                402,975
    Nortek, Inc., 9.25s, 2007                                               450                454,500
                                                                                          ------------
                                                                                          $  2,755,925
------------------------------------------------------------------------------------------------------
  Business Services - 2.4%
    General Binding Corp., 9.375s, 2008                             $     1,030           $    901,250
    United Rentals North America, Inc., 10.75s, 2008                        615                630,375
    United Stationers Supply Co., 8.375s, 2008                              490                490,000
    Williams Scotsman, Inc., 9.875s, 2007                                 1,035                931,500
                                                                                          ------------
                                                                                          $  2,953,125
------------------------------------------------------------------------------------------------------
  Chemicals - 3.8%
    Acetex Corp., 10.875s, 2009                                     $       510           $    520,200
    Compass Minerals Group, Inc., 10s, 2011                                 425                435,625
    Huntsman ICI Holdings, 0s, 2009                                         475                111,625
    Huntsman ICI Holdings, 10.125s, 2009                                  1,565              1,377,200
    Huntsman International LLC, 9.875s, 2009##                               95                 95,238
    Johnson Diversey, Inc., 9.625s, 2012##                                  330                340,108
    Lyondell Chemical Co., 9.625s, 2007                                      50                 46,750
    Lyondell Chemical Co., 9.875s, 2007                                     190                178,125
    Lyondell Chemical Co., 10.875s, 2009                                    430                352,600
    MacDermid, Inc., 9.125s, 2011##                                         250                257,500
    Noveon, Inc., 11s, 2011                                                 250                266,250
    Pioneer Americas LLC, 5.355s, 2006                                       51                 33,857
    Sovereign Specialty Chemicals, 11.875s, 2010                            510                448,800
    Sterling Chemicals, Inc., 11.75s, 2006**                                125                 13,750
    Sterling Chemicals, Inc., 12.375s, 2006**                               310                292,175
    Sterling Chemicals, Inc., 13.5s, 2008**                                 295                    737
                                                                                          ------------
                                                                                          $  4,770,540
------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.3%
    American Safety Razor Co., 9.875s, 2005                         $     1,000           $    851,250
    Kindercare Learning Centers, Inc., 9.5s, 2009                           250                237,500
    Samsonite Corp., 10.75s, 2008                                           775                627,750
    Sealy Mattress Co., 9.875s, 2007                                        660                561,000
    Simmons Co., 10.25s, 2009                                               610                631,350
                                                                                          ------------
                                                                                          $  2,908,850
------------------------------------------------------------------------------------------------------
  Containers - 3.8%
    Ball Corp., 8.25s, 2008                                         $       325           $    331,500
    Consolidated Container Co., 10.125s, 2009                             1,015                786,625
    Graphic Packaging Corp., 8.625s, 2012##                                 250                247,500
    Greif Brothers Corp., 8.875s, 2012                                      540                535,950
    Huntsman Packaging Corp., 13s, 2010                                     865                886,625
    Owens Brockway Glass Container, 8.875s, 2009                            940                930,600
    Plastipak Holdings, Inc., 10.75s, 2011                                  380                407,075
    Silgan Holdings, Inc., 9s, 2009##                                       620                629,300
                                                                                          ------------
                                                                                          $  4,755,175
------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 2.4%
    First Union Lehman Brothers Commercial, 7s, 2014                $     1,000           $    846,274
    GMAC Commercial Mortgage Securities, Inc., 6.02s, 2033                  750                618,984
    Morgan Stanley Capital I, Inc., 6.12s, 2031                             600                520,776
    Morgan Stanley Capital I, Inc., 7.494s, 2039                          1,400                964,575
                                                                                          ------------
                                                                                          $  2,950,609
------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.7%
    L-3 Communications Corp., 7.625s, 2012##                        $       650           $    656,500
    MOOG, Inc., 10s, 2006                                                   250                252,500
                                                                                          ------------
                                                                                          $    909,000
------------------------------------------------------------------------------------------------------
  Electronics - 0.3%
    ON Semiconductor Corp., 12s, 2008##                             $       500           $    407,500
------------------------------------------------------------------------------------------------------
  Energy - 0.7%
    P&L Coal Holdings Corp., 8.875s, 2008                           $       490           $    507,150
    P&L Coal Holdings Corp., 9.625s, 2008                                   322                333,270
                                                                                          ------------
                                                                                          $    840,420
------------------------------------------------------------------------------------------------------
  Energy - Independent - 3.2%
    Belden & Blake Corp., 9.875s, 2007                              $       750           $    615,000
    Chesapeake Energy Corp., 8.125s, 2011##                               1,110              1,083,637
    Continental Resources, Inc., 10.25s, 2008                                25                 21,250
    Encore Acquisition Co., 8.375s, 2012##                                  175                174,125
    Mission Resources Corp., 10.875s, 2007##                                855                581,400
    Pemex Project Funding Master Trust, 9.125s, 2010##                      242                251,680
    Pioneer Natural Resources Co., 7.5s, 2012                               300                313,324
    Stone Energy Corp., 8.25s, 2011                                         120                120,000
    Vintage Petroleum, Inc., 8.25s, 2012##                                  800                780,000
                                                                                          ------------
                                                                                          $  3,940,416
------------------------------------------------------------------------------------------------------
  Entertainment - 0.7%
    AMC Entertainment, Inc., 9.5s, 2011                             $       550           $    511,500
    AOL Time Warner, Inc., 6.875s, 2012                                     300                250,254
    Regal Cinemas Corp., 9.375s, 2012##                                      75                 76,500
                                                                                          ------------
                                                                                          $    838,254
------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.1%
    Burns Philp Capital Property Ltd., 9.75s, 2012##                $       865           $    843,375
    Michael Foods, Inc., 11.75s, 2011##                                     480                525,600
                                                                                          ------------
                                                                                          $  1,368,975
------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 2.5%
    Appleton Papers, Inc., 12.5s, 2008##                            $       245           $    245,000
    Buckeye Technologies, Inc., 8s, 2010                                    650                494,000
    Fibermark, Inc., 10.75s, 2011                                           500                485,000
    Riverwood International Corp., 10.625s, 2007##                        1,250              1,296,875
    Riverwood International Corp., 10.875s, 2008                            150                154,125
    U.S. Timberlands, 9.625s, 2007                                          660                425,700
                                                                                          ------------
                                                                                          $  3,100,700
------------------------------------------------------------------------------------------------------
  Gaming - 7.1%
    Ameristar Casinos, Inc., 10.75s, 2009                           $       140           $    150,325
    Argosy Gaming Co., 10.75s, 2009                                          40                 43,050
    Argosy Gaming Co., 9s, 2011##                                           805                822,106
    Autotote Corp., 12.5s, 2010                                              84                 94,080
    Aztar Corp., 8.875s, 2007                                               245                245,613
    Boyd Gaming Corp., 9.25s, 2009                                          355                372,750
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                375                390,000
    Hollywood Park, Inc., 9.25s, 2007                                       550                489,500
    Horseshoe Gaming LLC, 8.625s, 2009                                      625                634,375
    Isle of Capri Casinos, Inc., 9s, 2012                                   470                467,650
    Mandalay Resort Group, 9.5s, 2008                                       135                144,450
    MGM Mirage, Inc., 8.5s, 2010                                            405                415,190
    MGM Mirage, Inc., 8.375s, 2011                                          595                602,437
    Park Place Entertainment Corp., 8.875s, 2008                            745                754,312
    Park Place Entertainment Corp., 8.125s, 2011                            550                547,250
    Resorts International Hotel, 11.5s, 2009##                              650                601,250
    Station Casinos, Inc., 8.375s, 2008                                     810                830,250
    Station Casinos, Inc., 9.875s, 2010                                   1,085              1,144,675
    Venetian Casino Resort LLC, 11s, 2010##                                 165                164,588
                                                                                          ------------
                                                                                          $  8,913,851
------------------------------------------------------------------------------------------------------
  Home Construction - 0.8%
    Beazer Homes USA, Inc., 8.375s, 2012                            $       200           $    199,000
    D. R. Horton, Inc., 8s, 2009                                            430                420,325
    D. R. Horton, Inc., 9.75s, 2010                                         135                132,975
    WCI Communities, Inc., 9.125s, 2012                                     250                236,250
                                                                                          ------------
                                                                                          $    988,550
------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.3%
    Willis Corroon Corp., 9s, 2009                                  $       330           $    344,025
------------------------------------------------------------------------------------------------------
  Lodging - 2.4%
    Corrections Corp., 9.875s, 2009##                               $       650           $    656,500
    HMH Properties, Inc., 8.45s, 2008                                     1,275              1,217,625
    Host Marriott LP, 9.5s, 2007##                                          175                175,656
    Prime Hospitality Corp., 8.375s, 2012##                                  40                 38,600
    Starwood Hotels & Resorts, 7.875s, 2012##                               500                472,500
    Vail Resorts, Inc., 8.75s, 2009                                         415                415,000
                                                                                          ------------
                                                                                          $  2,975,881
------------------------------------------------------------------------------------------------------
  Machinery - 3.4%
    Agco Corp., 8.5s, 2006                                          $       500           $    500,000
    Agco Corp., 9.5s, 2008                                                  435                456,750
    Blount, Inc., 7s, 2005                                                  420                361,200
    Blount, Inc., 13s, 2009                                                  40                 24,100
    Columbus McKinnon Corp., 8.5s, 2008                                     550                492,250
    JLG Industries, Inc., 8.375s, 2012##                                    280                270,200
    Joy Global, Inc., 8.75s, 2012##                                         135                134,325
    Manitowoc Co., Inc., 10.375s, 2011##                                    150                149,848
    Motors & Gears, Inc., 10.75s, 2006                                      880                827,200
    NMHG Holding Co., 10s, 2009##                                           385                388,850
    Numatics, Inc., 9.625s, 2008                                            270                145,800
    Terex Corp., 8.875s, 2008                                               250                242,500
    Terex Corp., 10.375s, 2011##                                            310                316,200
                                                                                          ------------
                                                                                          $  4,309,223
------------------------------------------------------------------------------------------------------
  Media - Cable - 3.8%
    Adelphia Communications Corp., 9.375s, 2009**                   $       350           $    106,750
    Adelphia Communications Corp., 10.25s, 2011**                           975                316,875
    Avalon Cable Holdings LLC, 0s to 2003, 11.875s to 2008                  100                 65,000
    Charter Communications Holdings, 8.25s, 2007                            565                347,475
    Charter Communications Holdings, 8.625s, 2009                           750                461,250
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011            1,100                467,500
    CSC Holdings, Inc., 8.125s, 2009                                      1,210                980,599
    FrontierVision Holdings, LP, 11.875s, 2007**                            550                330,000
    FrontierVision Operating Partnership LP, 11s, 2006**                     70                 51,800
    Insight Midwest, 9.75s, 2009                                            695                580,325
    Mediacom LLC, 9.5s, 2013##                                              215                149,425
    Mediacom LLC, 11s, 2013##                                               760                611,800
    NTL Communications Corp., 0s to 2003, 9.75s to 2008##**               1,935                252,100
                                                                                          ------------
                                                                                          $  4,720,899
------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.5%
    Alaris Medical Systems, Inc., 11.625s, 2006                     $       175           $    189,875
    Alliance Imaging, Inc., 10.375s, 2011##                                 230                241,500
    Beverly Enterprises, Inc., 9.625s, 2009                                 630                535,500
    Insight Health Services Corp., 9.875s, 2011                             100                100,000
    Rotech Healthcare, Inc., 9.5s, 2012##                                   505                489,850
    Triad Hospital, Inc., 8.75s, 2009##                                     280                288,400
                                                                                          ------------
                                                                                          $  1,845,125
------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.5%
    Century Aluminum Co., 11.75s, 2008##                            $       445           $    458,350
    Doe Run Resources Corp., 11.25s, 2005**                                  65                 13,000
    Renco Steel Holdings, Inc., 10.875s, 2005                                75                  5,625
    Ryerson Tull, Inc., 9.125s, 2006                                         95                 95,967
                                                                                          ------------
                                                                                          $    572,942
------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.2%
    Magnum Hunter Resources, Inc., 9.6s, 2012##                     $       245           $    246,838
------------------------------------------------------------------------------------------------------
  Oil Services - 1.1%
    Dresser, Inc., 9.375s, 2011##                                   $       550           $    552,750
    Gulfmark Offshore, Inc., 8.75s, 2008                                    250                250,000
    SESI LLC, 8.875s, 2011##                                                220                209,000
    Tesoro Petroleum Corp., 9s, 2008                                        150                111,750
    Tesoro Petroleum Corp., 9.625s, 2012##                                  250                187,500
                                                                                          ------------
                                                                                          $  1,311,000
------------------------------------------------------------------------------------------------------
  Pollution Control - 1.1%
    Allied Waste North America, Inc., 7.625s, 2006                  $       150           $    138,000
    Allied Waste North America, Inc., 10s, 2009                           1,385              1,246,500
                                                                                          ------------
                                                                                          $  1,384,500
------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.8%
    American Media Operations, Inc., 10.25s, 2009                   $       225           $    233,437
    Mail-Well Corp., 9.625s, 2012##                                         295                236,000
    Primedia, Inc., 8.875s, 2011##                                          680                493,000
    Transwestern Publishing Co., 9.625s, 2007##                              75                 75,938
                                                                                          ------------
                                                                                          $  1,038,375
------------------------------------------------------------------------------------------------------
  Steel - 2.6%
    Alaska Steel Corp., 7.875s, 2009##                              $       515           $    518,862
    Alaska Steel Corp., 7.75s, 2012                                         470                470,000
    California Steel Industries, Inc., 8.5s, 2009                           500                500,000
    Commonwealth Aluminum Corp., 10.75s, 2006                               125                125,156
    Jorgensen (Earle M.) Co., 9.75s, 2012##                                 425                414,375
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003**                        625                117,188
    Kaiser Aluminum & Chemical Corp., 9.875s, 2049**                        435                337,125
    Northwestern Steel & Wire Co., 9.5s, 2049**                              20                      0
    United States Steel LLC, 10.75s, 2008##                                 360                374,400
    WCI Steel, Inc., 10s, 2004##                                            750                375,938
                                                                                          ------------
                                                                                          $  3,233,044
------------------------------------------------------------------------------------------------------
  Stores - 3.2%
    Advance Stores, Inc., 10.25s, 2008                              $       160           $    168,000
    Cole National Group, Inc., 8.625s, 2007                                 325                321,750
    Cole National Group, Inc., 8.875s, 2012##                               520                516,100
    Finlay Enterprises, Inc., 9s, 2008                                      500                472,500
    Finlay Fine Jewelry Corp., 8.375s, 2008                                 160                154,400
    Gap, Inc., 10.55s, 2008                                                 610                612,154
    J.Crew Operating Corp., 0s to 2002, 13.125s to 2008                     700                413,000
    J.Crew Operating Corp., 10.375s, 2007                                   845                709,800
    PCA LLC, 11.875s, 2009##                                                650                650,000
                                                                                          ------------
                                                                                          $  4,017,704
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Fleming Cos, Inc., 10.625s, 2007                                $       750           $    708,750
    Fleming Cos., Inc., 10.125s, 2008                                       450                450,000
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                       45                      0
    Pathmark Stores, Inc., 8.75s, 2012                                      115                113,850
    Roundy's, Inc., 8.875s, 2012##                                          640                633,600
                                                                                          ------------
                                                                                          $  1,906,200
------------------------------------------------------------------------------------------------------
  Technology - 0.2%
    Unisystem Corp., 7.875s, 2008                                   $       265           $    258,375
------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 2.7%
    Alamosa Holdings, Inc., 0s to 2005, 12.875s to 2010             $     2,325           $    465,000
    American Cellular Corp., 9.5s, 2009##                                   595                 83,300
    AT&T Wireless Services, Inc., 7.875s, 2011                              380                286,900
    Centennial Cellular Operating Co., 10.75s, 2008                         135                 70,200
    Crown Castle International Corp., 0s to 2004, 10.375s to 2011           908                417,680
    McCaw International Ltd., 0s to 2002, 13s to 2007**                     705                  7,050
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                  425                263,500
    Nextel Communications, Inc., 9.375s, 2009                               150                 98,250
    Nextel Communications, Inc., 9.5s, 2011                               1,865              1,209,919
    Nextel International, Inc., 0s to 2003, 12.125s to 2008**                15                    150
    Nextel Partners, Inc., 12.5s, 2009                                      175                 91,000
    Rural Cellular Corp., 9.75s, 2010                                       225                123,750
    Teligent, Inc., 11.5s, 2007**                                           175                     17
    Triton PCS, Inc., 0s to 2003, 11s to 2008                               160                 98,400
    Triton PCS, Inc., 8.75s, 2011                                           275                170,500
                                                                                          ------------
                                                                                          $  3,385,616
------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.5%
    Citizens Communications Co., 9.25s, 2011                        $       350           $    299,134
    Exodus Communications, Inc., 11.625s, 2010**                            200                 12,500
    Hyperion Telecommunications, Inc., 12s, 2007**                          120                     12
    ICG Holdings, Inc., 12.5s, 2006**                                        95                  1,425
    ITC Deltacom, Inc., 9.75s, 2008**                                       555                111,000
    MJD Communications, Inc., 9.5s, 2008                                     55                 42,900
    Nextlink Communications, Inc., 10.75s, 2009**                           230                  2,300
    Nextlink Communications, Inc., 0s to 2004, 12.25s to 2009**             325                  3,250
    PSINet, Inc., 11s, 2009**                                               125                 12,344
    Time Warner Telecommunications LLC, 9.75s, 2008                         110                 37,400
    WorldCom, Inc., 7.5s, 2011**                                          1,185                145,162
    Worldwide Fiber, Inc., 12s, 2009**                                      125                     13
                                                                                          ------------
                                                                                          $    667,440
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    Western Resources, Inc., 7.875s, 2007##                         $       215           $    202,198
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $ 92,559,349
------------------------------------------------------------------------------------------------------
Foreign Bonds - 16.5%
  Algeria - 0.5%
    Republic of Algeria, 2.875s, 2004                               $       711           $    636,139
------------------------------------------------------------------------------------------------------
  Belgium
    Tele 1 Europe B.V., 13s, 2009 (Telecom - Wireline)              $       335           $     41,875
------------------------------------------------------------------------------------------------------
  Brazil - 0.9%
    Federal Republic of Brazil, 8s, 2014                            $       235           $    121,716
    Federal Republic of Brazil, 8.875s, 2024                                915                359,137
    Federal Republic of Brazil, 10.125s, 2027                               352                144,320
    Federal Republic of Brazil, 12.25s, 2030                                797                356,658
    Federal Republic of Brazil, 11s, 2040                                   476                206,346
                                                                                          ------------
                                                                                          $  1,188,177
------------------------------------------------------------------------------------------------------
  Bulgaria - 0.6%
    National Republic of Bulgaria, 7.5s, 2013                         EUR   765           $    699,604
------------------------------------------------------------------------------------------------------
  Canada - 1.1%
    Canwest Media, Inc., 10.625s, 2011 (Advertising &
      Broadcasting)##                                              $         60           $     60,450
    GT Group Telecom, Inc., 0s to 2005, 13.25s to 2010
      (Utilities - Telephone)**                                             750                  1,875
    Hurricane Hydrocarbons Ltd., 12s, 2006 (Oils)                           470                455,900
    PCI Chemicals Canada Co., 10s, 2008 (Chemicals)                         152                106,316
    Quebecor Media, Inc., 11.125s, 2011 (Advertising &
      Broadcasting)##                                                       270                237,600
    Russel Metals, Inc., 10s, 2009 (Metals & Minerals)                      185                191,475
    Tembec Industries, Inc., 7.75s, 2012 (Forest & Paper
      Products)                                                             310                295,275
                                                                                          ------------
                                                                                          $  1,348,891
------------------------------------------------------------------------------------------------------
  Chile - 0.2%
    Empresa Elec Guacolda S.A., 7.95s, 2003 (Utilities -
      Electric)##                                                   $       250           $    247,500
------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.1%
    Dominican Republic, 9.5s, 2006##                                $      184            $    192,280
------------------------------------------------------------------------------------------------------
  El Salvador - 0.2%
    Republic of El Salvador, 8.25s, 2032##                          $       234           $     225,81
------------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Callahan Nordrhein-Westfallen, 14s, 2010 (Media - Cable)        $       216           $      6,480
    Messer Grieshiem, 10.375s, 2011 (Chemicals)##                     EUR   175                176,537
                                                                                          ------------
                                                                                          $    183,017
------------------------------------------------------------------------------------------------------
  Luxembourg - 0.9%
    Mobile Telesystems Finance S.A., 10.95s, 2004
       (Telecom - Wireline)##                                       $       455           $    432,250
    Tyco International Group S.A., 7s, 2028 (Other -  Bonds)                900                645,750
                                                                                          -----------
                                                                                          $  1,078,000
------------------------------------------------------------------------------------------------------
  Mexico - 2.2%
    Azteca Holdings S.A. de C.V., 10.5s, 2003 (Media - Cable        $       311           $    306,335
    Corporacion Durango S.A. de C.V., 13.125s, 2006
      (Forest & Paper Products)                                             491                427,170
    Corporacion Durango S.A. de C.V., 13.75s, 2009
      (Forest & Paper Products)##                                           175                148,750
    Grupo Elektra S.A. de C.V., 12s, 2008 (Utility - Other)                 352                334,400
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                  458                462,580
    TFM S.A. de C.V., 11.75s, 2009 (Telecom - Wireline)##                   377                358,150
    TFM S.A. de C.V., 12.5s, 2012 (Telecom - Wireline)##                    205                197,825
    United Mexican States, 11.5s, 2026 (Advertising &
      Broadcasting)                                                         220                269,940
    Vicap S.A. de C.V., 11.375s, 2007 (Containers)                          255                235,875
                                                                                          ------------
                                                                                          $  2,741,025
------------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    Completel Europe N.V., 14s, 2009 (Telecom -  Wireline)##**      $       160           $     10,800
    Kazkommerts International B.V., 10.125s, 2007 (Banks &
      Credit Cos.)##                                                        371                358,015
    PTC International Finance B.V., 10.75s, 2007 (Telecom
      - Wireless)                                                           517                515,708
    United Pan Europe Commerce, 11.25s, 2010 (Media - Cable)**               45                  2,306
    Yell Finance B.V., 10.75s, 2011 (Printing & Publishing)##               250                255,000
                                                                                          ------------
                                                                                          $  1,141,829
------------------------------------------------------------------------------------------------------
  Norway - 0.6%
    Findexa AS, 10.25s, 2011 (Printing & Publishing)                  EUR   275           $    277,415
    Ocean Rig Norway AS, 10.25s, 2008 (Oil Services)                        650                578,500
                                                                                          ------------
                                                                                          $    855,915
------------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 9.625s, 2011                                $        88           $     84,040
    Republic of Panama, 9.375s, 2029                                        236                238,360
                                                                                          ------------
                                                                                          $    322,400
------------------------------------------------------------------------------------------------------
  Philippines - 0.5%
    Republic of Philippines, 10.625s, 2025                          $       569           $    574,690
------------------------------------------------------------------------------------------------------
  Russia - 4.1%
    Government of Russia, 3s, 2006                                  $     2,191           $  1,453,549
    Kaztransoil Co., 8.5s, 2006 (Oils - Services)##                         256                245,760
    Ministry of Finance, 12.75s, 2028                                     1,176              1,359,456
    Republic of Ukraine, 11s, 2007                                          515                515,954
    Russian Federation, 5s, 2030##+                                       2,318              1,554,303
                                                                                          ------------
                                                                                          $  5,129,022
------------------------------------------------------------------------------------------------------
  Singapore - 0.7%
    Flextronics International Ltd., 9.875s, 2010
      (Electronics)                                                 $       855           $    863,550
------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##               $       378           $    441,480
------------------------------------------------------------------------------------------------------
  Tunisia - 0.1%
    Banque Centrale de Tunisia, 7.375s, 2012                        $       116           $    114,840
------------------------------------------------------------------------------------------------------
  Turkey - 0.2%
    Republic of Turkey, 11.875s, 2030                               $       260           $    213,200
------------------------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    Dolphin Telecom PLC, 0s to 2003, 11.5s to 2008
      (Telecom - Wireless)**                                        $       775           $         78
    Energis PLC, 9.75s, 2009 (Telecom - Wireline)**                          80                  1,600
    Euramax International PLC, 11.25s, 2006 (Metals and
      Minerals)                                                             560                562,800
    Global Tele-Systems Ltd., 10.875s, 2008 (Telecom -
      Wireline)**                                                            20                      2
    Jazztel PLC, 14s, 2009 (Telecom - Wireline)                             165                  9,900
    Ono Finance PLC, 13s, 2009 (Media - Cable)                              730                113,150
    Ono Finance PLC, 14s, 2011 (Media - Cable)##                            125                 20,625
    Premier International Foods PLC, 12s, 2009                              610                655,750
    Telewest Communications PLC, 0s to 2004, 9.875s to
      2009 (Media - Cable)                                                  310                 55,800
    Telewest Communications PLC, 0s to 2005, 11.375s to
      2010 (Media - Cable)                                                  625                 81,250
    United Biscuit Holding PLC, 10.625s, 2011 (Food &
      Beverage Products)##                                            EUR   650                713,003
                                                                                          ------------
                                                                                          $  2,213,958
------------------------------------------------------------------------------------------------------
  Venezuela - 0.2%
    Republic of Venezuela, 9.25s, 2027                              $       410           $    248,050
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 20,701,252
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $126,088,707)                                               $113,260,601
------------------------------------------------------------------------------------------------------

Stocks - 0.2%
------------------------------------------------------------------------------------------------------
                                                                         SHARES
------------------------------------------------------------------------------------------------------
U.S. Stocks
  Apparel & Textiles
    Sind Holdings, Inc.*                                                    385           $     25,025
------------------------------------------------------------------------------------------------------
  Machinery
    IKS Corp.*
                                                                            277           $        499
------------------------------------------------------------------------------------------------------
  Metals & Minerals
    Metal Management, Inc.**                                             11,230           $     39,305
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $     64,829
------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.2%
  Netherlands
    Completel Europe N.V. (Telecom - Wireline)##**                        5,850           $        916
    Versatel Telecom Intl. N.V. (Telecom - Wireline)**                      218                    821
                                                                                          ------------
                                                                                          $      1,737
------------------------------------------------------------------------------------------------------
  Sweden
    Song Networks Holdings AB (Telecom - Wireline)*                       2,201           $        242
------------------------------------------------------------------------------------------------------
  United Kingdom - 0.2%
    Colt Telecom Group PLC (Telecom - Wireline)                         400,000           $    244,000
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $    245,979
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $612,458)                                                  $    310,808
------------------------------------------------------------------------------------------------------
Preferred Stocks - 0.5%
------------------------------------------------------------------------------------------------------
  Advertising & Broadcasting - 0.1%
    Paxon Communications Corp.##                                             10           $     60,000
------------------------------------------------------------------------------------------------------
  Media - Cable - 0.2%
    CSC Holdings, Inc., 11.125s                                           5,684           $    275,674
------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Primedia, Inc., 8.625s                                                  650           $     18,200
------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.2%
    Nextel Communications, Inc., 11.125s                                    234           $    104,130
    Rural Cellular Corp., 11.375s                                           689                130,910
                                                                                          ------------
                                                                                          $    235,040
------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline
    Global Crossings Holdings Ltd., 10.5s**                               1,052           $        526
------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $1,542,526)                                      $    589,440
------------------------------------------------------------------------------------------------------
Warrants*
------------------------------------------------------------------------------------------------------
    Cybernet Internet Services Intl. (Computer Software)                     20           $          5
    GT Group Telecom, Inc. (Utilities - Telephone)                          750                      0
    Metricom, Inc. (Telecom - Wireline)                                     225                      0
    Ono Finance PLC (Media - Cable)                                         125                     16
    Ono Finance PLC (Media - Cable)                                         175                     22
    Pliant Corp. (Containers)##                                             815                  8,150
    Sirius Satellite Radio, Inc. (Entertainment)##                          300                  3,000
    XM Satellite Radio, Inc. (Advertising & Broadcasting)                   300                    750
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $196,013)                                                $     11,943
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.7%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
    Gillette Co., due 8/01/02                                       $     1,436           $  1,436,000
    New Center Asset Trust, due 8/01/02                                   1,940              1,940,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  3,376,000
------------------------------------------------------------------------------------------------------
Call Option Purchased
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Federal Republic of Brazil/September/59.0625
      (Premiums Paid, $5,972)                                       $   119,447           $      1,194
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.7%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 7/31/02, due 8/01/02, total to
      be received $3,400,173 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                              $     3,400           $  3,400,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $135,221,676)                                         $120,949,986
Other Assets, Less Liabilities - 3.3%                                                        4,068,774
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $125,018,760
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than
U.S. Dollar. A list of abbreviations is shown below.

        EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
JULY 31, 2002
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $135,221,676)            $120,949,986
  Cash                                                                   11,118
  Foreign currency, at identified cost and value                            622
  Receivable for investments sold                                       791,876
  Receivable for fund shares sold                                     1,781,475
  Interest and dividends receivable                                   3,047,579
                                                                   ------------
    Total assets                                                   $126,582,656
                                                                   ------------
Liabilities:
  Distributions payable                                            $    970,254
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                      127,553
  Payable for investments purchased                                     214,815
  Payable for fund shares reacquired                                    246,526
  Payable to affiliates -
    Management fee                                                        2,198
    Distribution and service fee                                          2,550
                                                                   ------------
      Total liabilities                                            $  1,563,896
                                                                   ------------
Net assets                                                         $125,018,760
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $149,254,549
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (14,399,570)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (9,487,363)
  Accumulated distributions in excess of net investment income         (348,856)
                                                                   ------------
      Total                                                        $125,018,760
                                                                   ============
Shares of beneficial interest outstanding                           19,333,869
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $45,614,626 / 7,057,806 shares of
     beneficial interest outstanding)                                 $6.46
                                                                      =====
  Offering  price per share (100 / 95.25 of net asset value
    per share)                                                        $6.78
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $52,780,316 / 8,149,537 shares of
     beneficial interest outstanding)                                 $6.48
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $25,181,443 / 3,904,102 shares of
     beneficial interest outstanding)                                 $6.45
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,442,375 / 222,424 shares of
     beneficial interest outstanding)                                 $6.48
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
----------------------------------------------------------------------------
SIX MONTHS ENDED JULY 31, 2002
----------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  6,077,804
    Dividends                                                            77,424
                                                                   ------------
      Total investment income                                      $  6,155,228
                                                                   ------------
  Expenses -
    Management fee                                                 $    383,358
    Trustees' compensation                                                2,561
    Shareholder servicing agent fee                                      58,898
    Distribution and service fee (Class A)                               78,943
    Distribution and service fee (Class B)                              248,911
    Distribution and service fee (Class C)                              112,536
    Administrative fee                                                    9,398
    Custodian fee                                                        34,926
    Printing                                                             24,210
    Postage                                                               4,015
    Auditing fees                                                        24,850
    Legal fees                                                               12
    Miscellaneous                                                       104,878
                                                                   ------------
      Total expenses                                               $  1,087,496
    Fees paid indirectly                                                 (2,910)
    Reduction of expenses by investment adviser                        (260,839)
                                                                   ------------
      Net expenses                                                 $    823,747
                                                                   ------------
        Net investment income                                      $  5,331,481
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ (3,334,610)
    Written option transactions                                          29,262
    Foreign currency transactions                                       (71,544)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $ (3,376,892)
                                                                   ------------
  Change in unrealized depreciation -
    Investments                                                    $ (7,858,969)
    Written options                                                      (3,598)
    Translation of assets and liabilities in foreign currencies        (166,352)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $ (8,028,919)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(11,405,811)
                                                                   ------------
          Decrease in net assets from operations                   $ (6,074,330)
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                 YEAR ENDED
                                                                 JULY 31, 2002           JANUARY 31, 2002
                                                                   (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $  5,331,481               $  7,733,010
  Net realized loss on investments and foreign currency
    transactions                                                    (3,376,892)                (5,455,683)
  Net unrealized loss on investments and foreign currency
    translation                                                     (8,028,919)                (2,519,925)
                                                                  ------------               ------------
    Decrease in net assets from operations                        $ (6,074,330)              $   (242,598)
                                                                  ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                            $ (2,235,998)              $ (2,684,034)
  From net investment income (Class B)                              (2,300,475)                (3,481,648)
  From net investment income (Class C)                              (1,039,603)                (1,580,627)
  From net investment income (Class I)                                 (28,431)                    (2,077)
  In excess of net investment income (Class A)                          --                        (20,047)
  In excess of net investment income (Class B)                          --                        (26,005)
  In excess of net investment income (Class C)                          --                        (11,806)
  In excess of net investment income (Class I)                          --                            (16)
                                                                  ------------               ------------
    Total distributions declared to shareholders                  $ (5,604,507)              $ (7,806,260)
                                                                  ------------               ------------
Net increase in net assets from fund share transactions           $ 40,355,265               $ 47,157,002
                                                                  ------------               ------------
      Total increase in net assets                                $ 28,676,428               $ 39,108,144
Net assets:
  At beginning of period                                            96,342,332                 57,234,188
                                                                  ------------               ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $348,856 and $75,830,
    respectively)                                                 $125,018,760               $ 96,342,332
                                                                  ============               ============

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED JANUARY 31,             PERIOD ENDED
                                   SIX MONTHS ENDED       ----------------------------------------      JANUARY 31,
                                      JULY 31, 2002            2002           2001           2000             1999*
                                        (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
                                            CLASS A
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                     $ 7.08          $ 7.96         $ 8.79         $ 8.53            $10.00
                                             ------          ------         ------         ------            ------
Income from investment operations#(S)(S) -
  Net investment income(S)                   $ 0.33          $ 0.80         $ 0.92         $ 0.91            $ 0.54
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                  (0.61)          (0.85)         (0.67)          0.25             (1.50)
                                             ------          ------         ------         ------             ------
      Total from investment operations       $(0.28)         $(0.05)        $ 0.25         $ 1.16            $(0.96)
                                             ------          ------         ------         ------            ------
Less distributions declared to shareholders -
  From net investment income                 $(0.34)         $(0.82)        $(0.95)        $(0.90)           $(0.50)
  From net realized gain on
    investments and foreign currency
    transactions                                 --              --          (0.07)            --                --
  In excess of net investment income             --           (0.01)         (0.02)            --             (0.01)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --              --          (0.04)            --                --
                                             ------          ------         ------         ------            ------
    Total distributions declared to
      shareholders                           $(0.34)         $(0.83)        $(1.08)        $(0.90)           $(0.51)
                                             ------          ------         ------         ------            ------
Net asset value - end of period              $ 6.46          $ 7.08         $ 7.96         $ 8.79            $ 8.53
                                             ======          ======         ======         ======            ======
Total return(+)                               (4.12)%++       (0.30)%         3.28%         14.17%            (9.45)%++

Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                   1.01%+          1.01%          1.02%          1.02%             1.00%+
  Net investment income(S)(S)                  9.44%+         11.18%         11.43%         10.62%            10.25%+
Portfolio turnover                               65%            133%           147%           158%              127%
Net assets at end of period
 (000 Omitted)                              $45,615          $37,187        $19,982        $8,028            $2,052

   (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.00% of average daily net assets. To the extent that actual expenses were over ths limitation, the net investment income per share and the ratios would have been:
         Net investment income(S)(S)         $ 0.31          $ 0.77         $ 0.88         $ 0.83            $ 0.33
         Ratios (to average net assets):
           Expenses##                          1.45%+          1.46%          1.53%          2.00%             4.90%+
           Net investment income(S)(S)         9.00%+         10.73%         10.92%          9.64%             6.35%+
(S)(S) As required, effective February 1, 2001, the fund adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets was unaffected by this change. Per share, ratios, and supplemental data for periods prior to February 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, July 1, 1998, through
       January 31, 1999.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED JANUARY 31,             PERIOD ENDED
                                   SIX MONTHS ENDED       ----------------------------------------      JANUARY 31,
                                      JULY 31, 2002            2002           2001           2000             1999*
                                        (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
                                            CLASS B
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                     $ 7.09          $ 7.98         $ 8.81         $ 8.54            $10.00
                                             ------          ------         ------         ------            ------
Income from investment operations#(S)(S) -
  Net investment income(S)                   $ 0.30          $ 0.77         $ 0.89         $ 0.86            $ 0.47
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                  (0.59)          (0.87)         (0.69)          0.25             (1.45)
                                             ------          ------         ------         ------            ------
      Total from investment
        operations                           $(0.29)         $(0.10)        $ 0.20         $ 1.11            $(0.98)
                                             ------          ------         ------         ------            ------
Less distributions declared to shareholders -
  From net investment income                 $(0.32)         $(0.78)        $(0.90)        $(0.84)           $(0.47)
  From net realized gain on
    investments and foreign currency
    transactions                                 --              --          (0.07)            --                --
  In excess of net investment income             --           (0.01)         (0.02)            --             (0.01)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --              --          (0.04)            --                --
                                             ------          ------         ------         ------            ------
    Total distributions declared to
     shareholders                            $(0.32)         $(0.79)        $(1.03)        $(0.84)           $(0.48)
                                             ------          ------         ------         ------            ------
Net asset value - end of period              $ 6.48          $ 7.09         $ 7.98         $ 8.81            $ 8.54
                                             ======          ======         ======         ======            ======
Total return                                  (4.28)%++       (1.07)%         2.63%         13.54%            (9.69)%++

Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                   1.66%+          1.66%          1.67%          1.67%             1.65%+
  Net investment income(S)(S)                  8.81%+         10.59%         10.83%          9.94%            9.60%+
Portfolio turnover                               65%            133%           147%           158%              127%
Net assets at end of period
  (000 Omitted)                             $52,780         $41,481        $26,031        $12,367            $4,308

   (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:
         Net investment income(S)(S)         $ 0.29          $ 0.73         $ 0.85         $ 0.78            $ 0.28
         Ratios (to average net assets):
           Expenses##                          2.10%+          2.11%          2.18%          2.65%             5.55%+
           Net investment income(S)(S)         8.37%+         10.14%         10.32%         8.96%              5.70%+
(S)(S) As required, effective February 1, 2001, the fund adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets was unaffected by this change. Per share, ratios, and supplemental data for periods prior to February 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, July 1, 1998, through
       January 31, 1999.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED JANUARY 31,             PERIOD ENDED
                                   SIX MONTHS ENDED       ----------------------------------------      JANUARY 31,
                                      JULY 31, 2002            2002           2001           2000             1999*
                                        (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
                                            CLASS C
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                     $ 7.07          $ 7.95         $ 8.78         $ 8.52            $10.00
                                             ------          ------         ------         ------            ------
Income from investment operations#(S)(S) -
  Net investment income(S)                   $ 0.30          $ 0.77         $ 0.89         $ 0.85            $ 0.47
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                  (0.60)          (0.86)         (0.69)          0.25            (1.47)
                                             ------          ------         ------         ------            ------
      Total from investment
        operations                           $(0.30)         $(0.09)        $ 0.20         $ 1.10            $(1.00)
                                             ------          ------         ------         ------            ------
Less distributions declared to shareholders -
  From net investment income                 $(0.32)         $(0.78)        $(0.90)        $(0.84)           $(0.47)
  From net realized gain on
    investments and foreign currency
    transactions                                 --              --          (0.07)            --                --
  In excess of net investment income             --           (0.01)         (0.02)            --             (0.01)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --              --          (0.04)            --                --
                                             ------          ------         ------         ------            ------
    Total distributions declared to
      shareholders                           $(0.32)         $(0.79)        $(1.03)        $(0.84)           $(0.48)
                                             ------          ------         ------         ------            ------
Net asset value - end of period              $ 6.45          $ 7.07         $ 7.95         $ 8.78            $ 8.52
                                             ======          ======         ======         ======            ======
Total return                                  (4.43)%++       (0.94)%         2.64%         13.45%            (9.89)%++

Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                   1.66%+          1.66%          1.67%          1.67%             1.65%+
  Net investment income(S)(S)                  8.76%+         10.62%         10.90%          9.93%             9.60%+
 Portfolio turnover                              65%            133%           147%           158%              127%
Net assets at end of period
  (000 Omitted)                             $25,181         $17,518        $11,221         $3,251              $941

        (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:
              Net investment income(S)(S)    $ 0.29          $ 0.74         $ 0.84         $ 0.77            $ 0.27
              Ratios (to average net assets):
                Expenses##                     2.10%+          2.11%          2.18%          2.65%             5.55%+
                Net investment income(S)(S)    8.32%+         10.17%         10.39%          8.95%             5.54%+
     (S)(S) As required, effective February 1, 2001, the fund adopted the provisions of the AICPA Audit and
            Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets was unaffected by this change. Per share, ratios, and supplemental data for periods prior to
            February 1, 2001, have not been restated to reflect this change in presentation.
          * For the period from the commencement of the fund's investment operations, July 1, 1998, through
            January 31, 1999.
          + Annualized.
         ++ Not annualized.
          # Per share data are based on average shares outstanding.
         ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED JANUARY 31,             PERIOD ENDED
                                   SIX MONTHS ENDED       ----------------------------------------      JANUARY 31,
                                      JULY 31, 2002            2002           2001           2000             1999*
                                        (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
                                            CLASS I
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                     $ 7.10          $ 8.04         $ 8.85         $ 8.56            $10.00
                                             ------          ------         ------         ------            ------
Per share data (for a share outstanding
Income from investment operations#(S)(S) -
  Net investment income(S)                   $ 0.30          $ 0.59         $ 1.07         $ 0.97            $ 0.64
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                  (0.57)          (0.67)         (0.77)          0.25             (1.55)
                                             ------          ------         ------         ------            ------
      Total from investment
        operations                           $(0.27)         $(0.08)        $ 0.30         $ 1.22            $(0.91)
                                             ------          ------         ------         ------            ------
Less distributions declared to shareholders -
  From net investment income                 $(0.35)         $(0.85)        $(0.98)        $(0.93)           $(0.53)
  From net realized gain on
    investments and foreign currency
    transactions                                 --              --          (0.07)            --                --
  In excess of net investment income             --           (0.01)         (0.02)            --                --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --              --          (0.04)            --                --
                                             ------          ------         ------         ------            ------
    Total distributions declared to
     shareholders                            $(0.35)         $(0.86)        $(1.11)        $(0.93)           $(0.53)
                                             ------          ------         ------         ------            ------
Net asset value - end of period              $ 6.48          $ 7.10         $ 8.04         $ 8.85            $ 8.56
                                             ======          ======         ======         ======            ======
Total return                                  (3.94)%++       (0.74)%         3.88%         14.87%            (8.96)%++

Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                   0.66%+          0.66%          0.67%          0.67%             0.65%+
  Net investment income(S)(S)                 10.02%+         10.25%         11.75%         10.43%            11.10%+
Portfolio turnover                               65%            133%           147%           158%              127%
Net assets at end of period
 (000 Omitted)                               $1,442            $155             $0+++         $70                $0+++

    (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.00% of average daily net assets. To the extent that actual expenses were over this limitation net investment income per share and the ratios would have been:
          Net investment income(S)(S)        $ 0.29          $ 0.56         $ 1.02         $ 0.78            $ 0.41
          Ratios (to average net assets):
            Expenses##                         1.10%+          1.11%          1.18%          1.65%             4.55%+
            Net investment income(S)(S)        9.58%+          9.80%         11.24%          9.45%             7.20%+
(S)(S) As required, effective February 1, 2001, the fund adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for year ended January 31, 2002, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.01%. Per share, ratios, and supplemental data for periods prior to February 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, July 1, 1998, through
       January 31, 1999.
     + Annualized.
    ++ Not annualized.
   +++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION
MFS High Yield Opportunities Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended January 31, 2002, and January 31, 2001, was as follows:

                                            JANUARY 31, 2002    JANUARY 31, 2001
--------------------------------------------------------------------------------
Distributions paid from ordinary income          $ 7,577,195          $4,982,892

As of January 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income          $   902,533
          Capital loss carryforward               (5,461,164)
          Unrealized loss                         (7,259,313)

At January 31, 2002, the fund, for federal income tax purposes had a capital loss carryforward of $5,461,164 which may be applied against any net taxable realized gains of the succeeding year until the earlier of its utilization or expiration on January 31, 2010.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $39,478 for the six months ended July 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,503 for the six months ended July 31, 2002. Fees incurred under the distribution plan during the six months ended July 31, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $24 and $194 for Class B and Class C shares, respectively, for the six months ended July 31, 2002. Fees incurred under the distribution plan during the six months ended July 31, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended July 31, 2002, were $60, $48,318 and $3,156 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $109,699,293 and $65,627,544, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $135,542,590
                                                                 ------------
Gross unrealized depreciation                                     (17,669,327)
Gross unrealized appreciation                                       3,076,723
                                                                 ------------
    Net unrealized depreciation                                  $(14,592,604)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                      SIX MONTHS ENDED JULY 31, 2002         YEAR ENDED JANUARY 31, 2002
                                      ------------------------------        ----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             4,775,384      $  33,052,501        4,348,826      $  31,539,797
Shares issued to shareholders in
  reinvestment of distributions           125,427            871,804          165,262          1,198,338
Shares reacquired                      (3,094,766)       (21,172,553)      (1,771,808)       (12,958,742)
                                       ----------      -------------        ---------      -------------
    Net increase                        1,806,045      $  12,751,752        2,742,280      $  19,779,393
                                       ==========      =============       ==========      =============

Class B shares
                                      SIX MONTHS ENDED JULY 31, 2002         YEAR ENDED JANUARY 31, 2002
                                      ------------------------------        ----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             3,486,272      $  24,289,992        4,077,652      $  30,096,924
Shares issued to shareholders in
  reinvestment of distributions           116,019            807,689          185,852          1,346,576
Shares reacquired                      (1,300,135)        (8,856,321)      (1,679,947)       (12,235,706)
                                       ----------      -------------       ----------      -------------
Net increase                            2,302,156      $  16,241,360        2,583,557      $  19,207,794
                                       ==========      =============       ==========      =============

Class C shares
                                      SIX MONTHS ENDED JULY 31, 2002         YEAR ENDED JANUARY 31, 2002
                                      ------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             1,876,410      $  13,041,829        1,893,014      $  13,870,827
Shares issued to shareholders in
  reinvestment of distributions            60,859            422,084          138,461          1,000,860
Shares reacquired                        (512,096)        (3,493,567)        (964,004)        (6,856,879)
                                       ----------      -------------       ----------      -------------
    Net increase                        1,425,173      $   9,970,346        1,067,471      $   8,014,808
                                       ==========      =============       ==========      =============

Class I shares
                                      SIX MONTHS ENDED JULY 31, 2002         YEAR ENDED JANUARY 31, 2002
                                      ------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               200,542      $   1,391,500           21,817      $     155,000
Shares issued to shareholders in
  reinvestment of distributions                46                307                1                  7
Shares reacquired                              --                 --               --                 --
                                       ----------      -------------       ----------      -------------
    Net increase                          200,588      $   1,391,807           21,818      $     155,007
                                       ==========      =============       ==========      =============

(6) Line of Credit
The fund and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended July 31, 2002, was $661. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                   NUMBER OF           PREMIUMS
                                                   CONTRACTS           RECEIVED
-------------------------------------------------------------------------------
Outstanding, beginning of period                   1                   $ 4,618
Options written                                    4                    24,645
Options expired                                   (3)                   (7,409)
Options exercised                                 (2)                  (21,854)
                                                  --                   -------
Outstanding, end of period                        --                   $  --
                                                 ===                   =======

At July 31, 2002, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
At July 31, 2002, forward foreign currency sales under master netting agreements excluded above amounted to a net payable of $127,553 with DB Clearing Services.

At July 31, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 2002, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                DATE OF         PRINCIPAL
DESCRIPTION                                 ACQUISITION            AMOUNT              COST                 VALUE
-------------------------------------------------------------------------------------------------------------------
Russian Federation, 5s, 2030                    8/25/00         2,318,000         1,423,085            $1,554,303

(9) Change in Accounting Principal
As required, effective February 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

Prior to February 1, 2001, the series did not amortize premium on debt securities. The effect of this change for the year ended January 31, 2002, was to decrease net investment income by $3,539, decrease net unrealized depreciation by $11,736, and increase net realized losses by $8,197. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) HIGH YIELD OPPORTUNITIES FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust III, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

                                      NAME, POSITION WITH THE TRUST, AGE,
                               PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
John F. Addeo+                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

+ MFS Investment Management

MFS(R) HIGH YIELD                                               ------------
OPPORTUNITIES FUND                                                PRSRT STD
                                                                U.S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                               MFS
                                                                ------------

500 Boylston Street
Boston, MA 02116-3741


(C)2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                               MHO-3  9/02  14M  70/270/370/870